Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

THIRD QUARTER 2011

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2010		2011
2011	2010			3Q	4Q	1Q	2Q	3Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
1,282	1,481	-13%	U.S. Retirement Solutions and Investment Management Division	855	624	618	621	43
524	515	2%	U.S. Individual Life and Group Insurance Division	251	200	136	179	209
2,013	1,497	34%	International Insurance Division	540	588	672	590	751
(830)	(655)	-27%	Corporate and other operations	(265)	(238)	(272)	(231)	(327)

2,989	2,838	5%	Total pre-tax adjusted operating income	1,381	1,174	1,154	1,159	676
791	749	6%	Income taxes, applicable to adjusted operating income	377	325	319	316	156

2,198	2,089	5%	Financial Services Businesses after-tax adjusted operating income	1,004	849	835	843	520

			Reconciling items:
1,253	844	48%	Realized investment gains (losses), net, and related charges and adjustments	284	(906)	(360)	(11)	1,624
170	719	-76%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	388	(218)	(17)	177	10
(76)	(831)	91%	Change in experience-rated contractholder liabilities due to asset value changes	(367)	200	34	(178)	68
(1)	(46)	98%	Divested businesses	(32)	(9)	(1)	(2)	2
(203)	(36)	-464%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(18)	(62)	(133)	18	(88)

1,143	650	76%	Total reconciling items, before income taxes	255	(995)	(477)	4	1,616
556	291	91%	Income taxes, not applicable to adjusted operating income	109	(307)	(137)	14	679

587	359	64%	Total reconciling items, after income taxes	146	(688)	(340)	(10)	937

2,785	2,448	14%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	1,150	161	495	833	1,457
119	34	250%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	16	39	80	(18)	57

2,904	2,482	17%	Income from continuing operations attributable to Prudential Financial, Inc.	1,166	200	575	815	1,514
64	(1)	6500%	Earnings attributable to noncontrolling interests	(2)	12	25	29	10

2,968	2,481	20%	Income from continuing operations (after-tax) of Financial Services Businesses	1,164	212	600	844	1,524
21	19	11%	Income (loss) from discontinued operations, net of taxes	1	13	14	16	(9)

2,989	2,500	20%	Net income of Financial Services Businesses	1,165	225	614	860	1,515
64	(1)	6500%	Less: Income (loss) attributable to noncontrolling interests	(2)	12	25	29	10

2,925	2,501	17%	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	1,167	213	589	831	1,505

9.69%	10.59%		Operating Return on Average Equity (based on adjusted operating income)	14.66%	11.86%	11.39%	11.13%	6.70%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
2,925	2,501		Net income of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	1,167	213	589	831	1,505
55	517		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	77	(36)	19	7	29

2,980	3,018		Consolidated net income attributable to Prudential Financial, Inc.	1,244	177	608	838	1,534

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted):
4.48	4.45	Financial Services Businesses after-tax adjusted operating income	2.12	1.76	1.69	1.71	1.07

		Reconciling items:
2.54	1.79	Realized investment gains (losses), net, and related charges and adjustments	0.60	(1.87)	(0.73)	(0.02)	3.32
0.35	1.52	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.82	(0.45)	(0.03)	0.36	0.02
(0.15)	(1.76)	Change in experience-rated contractholder liabilities due to asset value changes	(0.78)	0.41	0.07	(0.36)	0.14
—	(0.10)	Divested businesses	(0.07)	(0.02)	—	—	—
(0.02)	(0.01)	Difference in earnings allocated to participating unvested share-based payment awards	—	0.01	0.01	—	(0.02)

2.72	1.44	Total reconciling items, before income taxes	0.57	(1.92)	(0.68)	(0.02)	3.46
1.31	0.62	Income taxes, not applicable to adjusted operating income	0.23	(0.58)	(0.16)	0.04	1.45

1.41	0.82	Total reconciling items, after income taxes	0.34	(1.34)	(0.52)	(0.06)	2.01

5.89	5.27	Income from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	2.46	0.42	1.17	1.65	3.08
0.04	0.04	Income (loss) from discontinued operations, net of taxes	—	0.03	0.03	0.03	(0.02)

5.93	5.31	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	2.46	0.45	1.20	1.68	3.06

484.0	464.0	Weighted average number of outstanding Common shares (basic)	464.8	475.1	484.9	486.0	481.2

492.7	472.7	Weighted average number of outstanding Common shares (diluted) (1)	473.2	483.5	493.9	494.8	489.3

25	29	Direct equity adjustments for earnings per share calculation	9	7	9	8	8

13	13	Earnings related to interest, net of tax, on exchangeable surplus notes (1)	4	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
30	27	Financial Services Businesses after-tax adjusted operating income	13	11	11	12	7
39	32	Income from continuing operations (after-tax) of Financial Services Businesses	15	7	8	11	20

(1)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the three months ended December 31, 2010, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the three months ended December 31, 2010 for GAAP measures is 478.4 million.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,572	1,982	2,432	2,152	2,899
		Long-term debt	19,068	20,384	20,764	21,309	20,651
		Junior Subordinated Long-Term Debt	1,519	1,519	1,519	1,519	1,519

		Attributed Equity:
		Including accumulated other comprehensive income	32,007	31,032	31,300	33,623	35,651
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	28,507	29,248	30,055	31,096	31,954
		Excluding total accumulated other comprehensive income	27,418	28,100	28,785	29,683	30,490

		Total Capitalization:
		Including accumulated other comprehensive income	52,594	52,935	53,583	56,451	57,821
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	49,094	51,151	52,338	53,924	54,124
		Excluding total accumulated other comprehensive income	48,005	50,003	51,068	52,511	52,660

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	67.81	63.11	63.50	68.09	74.52
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	60.40	59.48	60.98	62.97	66.79
		Excluding total accumulated other comprehensive income	58.09	57.15	58.40	60.11	63.73

		Number of diluted shares at end of period (2)	472.0	491.7	492.9	493.8	478.4

		Common Stock Price Range (based on closing price):
67.32	65.82	High	59.54	59.95	67.32	64.62	65.26
43.93	47.02	Low	49.65	50.68	58.32	57.77	43.93
46.86	54.18	Close	54.18	58.71	61.58	63.59	46.86

		Common Stock market capitalization (1)	25,191	28,404	29,900	30,912	22,113

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

OPERATIONS HIGHLIGHTS

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2) (3):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	222.1	235.3	246.2	256.2	258.8
		Retail customers	92.7	101.2	108.8	109.3	110.1
		General account	203.3	200.8	213.8	218.0	230.5

		Total Investment Management and Advisory Services	518.1	537.3	568.8	583.5	599.4
		Non-proprietary assets under management	136.2	149.8	161.7	167.3	136.1

		Total managed by U.S. Retirement Solutions and Investment Management Division	654.3	687.1	730.5	750.8	735.5
		Managed by U.S. Individual Life and Group Insurance Division	13.0	13.1	13.3	13.5	13.6
		Managed by International Insurance Division	82.8	83.8	114.7	118.9	122.2

		Total assets under management	750.1	784.0	858.5	883.2	871.3
		Client assets under administration	80.8	84.1	86.6	89.4	82.6

		Total assets under management and administration	830.9	868.1	945.1	972.6	953.9

		Assets managed or administered for customers outside of the United States at end of period	147.6	151.1	201.4	208.3	213.2

		Distribution Representatives (1):
		Prudential Agents	2,478	2,471	2,506	2,551	2,571
		International Life Planners	6,608	6,565	6,581	6,568	6,699
		Gibraltar Life Advisors (4)	5,913	6,281	13,227	13,353	12,936

50	48	Prudential Agent productivity ($ thousands)	49	68	50	50	52

(1)	As of end of period.
(2)	At fair market value.
(3)	Includes assets under management relating to acquired businesses of AIG Star Life Insurance Co., LTD. and AIG Edison Life Insurance Co. ("Star/Edison") commencing as of February 1, 2011 date of acquisition, totalling $45 billion as of that date.
(4)	Includes Life Advisors associated with acquired businesses of Star/Edison commencing as of February 1, 2011 date of acquisition, totalling 7,269 life advisors as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2010		2011
2011	2010			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
15,761	11,308	39%	Premiums	3,969	3,943	4,830	5,508	5,423
2,999	2,551	18%	Policy charges and fee income	803	929	982	1,038	979
7,376	6,382	16%	Net investment income	2,200	2,236	2,305	2,526	2,545
3,165	2,448	29%	Asset management fees, commissions and other income	853	961	1,084	1,078	1,003

29,301	22,689	29%	Total revenues	7,825	8,069	9,201	10,150	9,950

			Benefits and Expenses (1):
15,233	11,187	36%	Insurance and annuity benefits	3,756	3,707	4,651	5,162	5,420
2,803	2,541	10%	Interest credited to policyholders’ account balances	820	877	829	934	1,040
865	776	11%	Interest expense	267	273	279	290	296
(2,899)	(2,243)	-29%	Deferral of acquisition costs	(780)	(849)	(908)	(985)	(1,006)
1,504	990	52%	Amortization of acquisition costs	99	378	466	539	499
8,806	6,600	33%	General and administrative expenses	2,282	2,509	2,730	3,051	3,025

26,312	19,851	33%	Total benefits and expenses	6,444	6,895	8,047	8,991	9,274

2,989	2,838	5%	Adjusted operating income before income taxes	1,381	1,174	1,154	1,159	676

			Reconciling items:
3,178	1,485	114%	Realized investment gains (losses), net, and related adjustments	166	(1,369)	(356)	158	3,376
(1,925)	(641)	-200%	Related charges	118	463	(4)	(169)	(1,752)

1,253	844	48%	Total realized investment gains (losses), net, and related charges and adjustments	284	(906)	(360)	(11)	1,624

170	719	-76%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	388	(218)	(17)	177	10
(76)	(831)	91%	Change in experience-rated contractholder liabilities due to asset value changes	(367)	200	34	(178)	68
(1)	(46)	98%	Divested businesses	(32)	(9)	(1)	(2)	2
(203)	(36)	-464%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(18)	(62)	(133)	18	(88)

1,143	650	76%	Total reconciling items, before income taxes	255	(995)	(477)	4	1,616

4,132	3,488	18%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	1,636	179	677	1,163	2,292
1,347	1,040	30%	Income tax expense	486	18	182	330	835

2,785	2,448	14%	Income from continuing operations before equity in earnings of operating joint ventures	1,150	161	495	833	1,457

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	09/30/2010	12/31/2010	03/31/2011	06/30/2011	09/30/2011

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $141,794; $144,248; $182,343; $186,022; $195,462)	151,227	149,806	186,861	192,902	205,102
Fixed maturities, held to maturity, at amortized cost (fair value $5,522; $5,477; $5,283; $5,342; $5,484)	5,233	5,226	5,102	5,091	5,195
Trading account assets supporting insurance liabilities, at fair value	17,750	17,771	18,314	18,563	19,535
Other trading account assets, at fair value	5,512	4,069	3,599	3,616	6,237
Equity securities, available for sale, at fair value (cost $3,547; $3,605; $5,621; $5,517; $4,280)	4,021	4,148	6,286	6,022	4,561
Commercial mortgage and other loans	23,466	23,324	24,259	24,712	25,315
Policy loans	5,147	5,290	5,926	6,046	6,176
Other long-term investments	4,572	4,589	6,335	6,239	5,919
Short-term investments	4,646	4,133	6,094	6,497	6,764

Total investments	221,574	218,356	262,776	269,688	284,804
Cash and cash equivalents	11,019	12,447	10,512	13,234	14,734
Accrued investment income	1,721	1,734	2,083	2,111	2,147
Deferred policy acquisition costs	14,291	15,672	16,224	16,563	15,596
Other assets	15,155	16,161	21,066	20,655	16,630
Separate account assets	194,463	207,776	218,382	222,892	207,366

Total assets	458,223	472,146	531,043	545,143	541,277

Liabilities:
Future policy benefits	82,063	82,242	102,404	108,766	117,978
Policyholders’ account balances	99,753	100,905	127,512	125,494	129,069
Securities sold under agreements to repurchase	2,628	2,557	2,599	2,830	2,555
Cash collateral for loaned securities	1,831	1,614	1,522	2,415	2,334
Income taxes	7,438	6,736	6,057	6,939	8,706
Senior short-term debt	2,572	1,982	2,432	2,152	2,899
Senior long-term debt	19,068	20,384	20,764	21,309	20,651
Junior subordinated long-term debt	1,519	1,519	1,519	1,519	1,519
Other liabilities	14,359	14,886	16,002	16,611	11,894
Separate account liabilities	194,463	207,776	218,382	222,892	207,366

Total liabilities	425,694	440,601	499,193	510,927	504,971

Attributed Equity:
Accumulated other comprehensive income	4,589	2,932	2,515	3,940	5,161
Other attributed equity	27,418	28,100	28,785	29,683	30,490

Total attributed equity	32,007	31,032	31,300	33,623	35,651

Noncontrolling Interest	522	513	550	593	655

Total Equity	32,529	31,545	31,850	34,216	36,306

Total liabilities and equity	458,223	472,146	531,043	545,143	541,277

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	5,423	189	1,382	3,846	6
Policy charges and fee income	979	519	319	150	(9)
Net investment income	2,545	999	421	1,026	99
Asset management fees, commissions and other income	1,003	882	81	104	(64)

Total revenues	9,950	2,589	2,203	5,126	32

Benefits and Expenses (1):
Insurance and annuity benefits	5,420	698	1,538	3,034	150
Interest credited to policyholders’ account balances	1,040	623	134	292	(9)
Interest expense	296	35	48	—	213
Deferral of acquisition costs	(1,006)	(275)	(115)	(624)	8
Amortization of acquisition costs	499	280	(65)	297	(13)
General and administrative expenses	3,025	1,185	454	1,376	10

Total benefits and expenses	9,274	2,546	1,994	4,375	359

Adjusted operating income (loss) before income taxes	676	43	209	751	(327)

	Quarter Ended September 30, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	3,969	400	1,320	2,253	(4)
Policy charges and fee income	803	415	300	107	(19)
Net investment income	2,200	1,066	399	642	93
Asset management fees, commissions and other income	853	795	85	40	(67)

Total revenues	7,825	2,676	2,104	3,042	3

Benefits and Expenses (1):
Insurance and annuity benefits	3,756	507	1,428	1,801	20
Interest credited to policyholders’ account balances	820	558	130	148	(16)
Interest expense	267	24	45	1	197
Deferral of acquisition costs	(780)	(325)	(110)	(357)	12
Amortization of acquisition costs	99	(52)	(61)	215	(3)
General and administrative expenses	2,282	1,109	421	694	58

Total benefits and expenses	6,444	1,821	1,853	2,502	268

Adjusted operating income (loss) before income taxes	1,381	855	251	540	(265)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	15,761	644	4,103	11,025	(11)
Policy charges and fee income	2,999	1,531	1,088	406	(26)
Net investment income	7,376	3,077	1,246	2,752	301
Asset management fees, commissions and other income	3,165	2,826	246	320	(227)

Total revenues	29,301	8,078	6,683	14,503	37

Benefits and Expenses (1):
Insurance and annuity benefits	15,233	1,654	4,501	8,910	168
Interest credited to policyholders’ account balances	2,803	1,736	392	702	(27)
Interest expense	865	104	141	1	619
Deferral of acquisition costs	(2,899)	(953)	(330)	(1,649)	33
Amortization of acquisition costs	1,504	569	135	834	(34)
General and administrative expenses	8,806	3,686	1,320	3,692	108

Total benefits and expenses	26,312	6,796	6,159	12,490	867

Adjusted operating income (loss) before income taxes	2,989	1,282	524	2,013	(830)

	Nine Months Ended September 30, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	11,308	937	3,682	6,702	(13)
Policy charges and fee income	2,551	1,206	1,081	298	(34)
Net investment income	6,382	3,161	1,163	1,807	251
Asset management fees, commissions and other income	2,448	2,271	243	140	(206)

Total revenues	22,689	7,575	6,169	8,947	(2)

Benefits and Expenses (1):
Insurance and annuity benefits	11,187	1,681	4,059	5,386	61
Interest credited to policyholders’ account balances	2,541	1,806	380	412	(57)
Interest expense	776	69	117	2	588
Deferral of acquisition costs	(2,243)	(917)	(337)	(1,023)	34
Amortization of acquisition costs	990	219	155	643	(27)
General and administrative expenses	6,600	3,236	1,280	2,030	54

Total benefits and expenses	19,851	6,094	5,654	7,450	653

Adjusted operating income (loss) before income taxes	2,838	1,481	515	1,497	(655)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations

Assets:
Total investments	284,804	96,852	35,048	147,657	5,247
Deferred policy acquisition costs	15,596	2,645	4,721	8,351	(121)
Other assets	33,511	8,952	4,544	12,836	7,179
Separate account assets	207,366	173,779	34,655	1,029	(2,097)

Total assets	541,277	282,228	78,968	169,873	10,208

Liabilities:
Future policy benefits	117,978	20,617	10,688	86,144	529
Policyholders’ account balances	129,069	57,908	16,572	55,164	(575)
Debt	25,069	4,553	7,069	18	13,429
Other liabilities	25,489	9,409	4,388	10,723	969
Separate account liabilities	207,366	173,779	34,655	1,029	(2,097)

Total liabilities	504,971	266,266	73,372	153,078	12,255

Attributed Equity:
Accumulated other comprehensive income (loss)	5,161	1,892	1,421	3,109	(1,261)
Other attributed equity	30,490	13,406	4,175	13,622	(713)

Total attributed equity	35,651	15,298	5,596	16,731	(1,974)

Noncontrolling Interest	655	664	—	64	(73)

Total Equity	36,306	15,962	5,596	16,795	(2,047)

Total liabilities and equity	541,277	282,228	78,968	169,873	10,208

	As of December 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations

Assets:
Total investments	218,356	88,387	32,408	88,842	8,719
Deferred policy acquisition costs	15,672	3,675	4,653	7,494	(150)
Other assets	30,342	7,832	3,133	6,068	13,309
Separate account assets	207,776	172,759	36,427	693	(2,103)

Total assets	472,146	272,653	76,621	103,097	19,775

Liabilities:
Future policy benefits	82,242	16,227	10,055	55,556	404
Policyholders’ account balances	100,905	57,179	15,812	28,919	(1,005)
Debt	23,885	4,429	5,644	—	13,812
Other liabilities	25,793	8,260	3,590	7,277	6,666
Separate account liabilities	207,776	172,759	36,427	693	(2,103)

Total liabilities	440,601	258,854	71,528	92,445	17,774

Attributed Equity:
Accumulated other comprehensive income (loss)	2,932	1,430	765	1,837	(1,100)
Other attributed equity	28,100	11,786	4,328	8,808	3,178

Total attributed equity	31,032	13,216	5,093	10,645	2,078

Noncontrolling Interest	513	583	—	7	(77)

Total Equity	31,545	13,799	5,093	10,652	2,001

Total liabilities and equity	472,146	272,653	76,621	103,097	19,775

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of September 30, 2011				As of December 31, 2010
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	748	8,357	1,519	10,624	371	6,873	1,519	8,763
Investment related	1,505	8,282	—	9,787	803	8,766	—	9,569
Securities business related	532	498	—	1,030	691	1,539	—	2,230
Specified other businesses	114	3,514	—	3,628	117	3,206	—	3,323
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	2,899	20,651	1,519	25,069	1,982	20,384	1,519	23,885

Ratio of long-term and short-term capital debt to capitalization (1)				24.1%				22.1%

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of September 30, 2011				As of December 31, 2010
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	9,062	1,040	522	10,624	7,648	1,064	51	8,763
Investment related	5,450	1,118	3,219	9,787	5,686	654	3,229	9,569
Securities business related	823	198	9	1,030	1,673	552	5	2,230
Specified other businesses	2,884	744	—	3,628	2,603	720	—	3,323
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	18,219	3,100	3,750	25,069	17,610	2,990	3,285	23,885

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% equity and 75% debt.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $940 million of Surplus Notes for September 30, 2011 and $942 million for December 31, 2010.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2010		2011
2011	2010			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
644	937	-31%	Premiums	400	295	211	244	189
1,531	1,206	27%	Policy charges and fee income	415	456	492	520	519
3,077	3,161	-3%	Net investment income	1,066	1,076	1,044	1,034	999
2,826	2,271	24%	Asset management fees, commissions and other income	795	864	905	1,039	882

8,078	7,575	7%	Total revenues	2,676	2,691	2,652	2,837	2,589

			Benefits and Expenses (1):
1,654	1,681	-2%	Insurance and annuity benefits	507	458	426	530	698
1,736	1,806	-4%	Interest credited to policyholders’ account balances	558	609	550	563	623
104	69	51%	Interest expense	24	27	34	35	35
(953)	(917)	-4%	Deferral of acquisition costs	(325)	(373)	(398)	(280)	(275)
569	219	160%	Amortization of acquisition costs	(52)	86	133	156	280
3,686	3,236	14%	General and administrative expenses	1,109	1,260	1,289	1,212	1,185

6,796	6,094	12%	Total benefits and expenses	1,821	2,067	2,034	2,216	2,546

1,282	1,481	-13%	Adjusted operating income before income taxes	855	624	618	621	43

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2011				Quarter Ended September 30, 2011
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	644	97	547	—	189	27	162	—
Policy charges and fee income	1,531	1,387	144	—	519	469	50	—
Net investment income	3,077	593	2,396	88	999	195	786	18
Asset management fees, commissions and other income	2,826	659	538	1,629	882	214	173	495

Total revenues	8,078	2,736	3,625	1,717	2,589	905	1,171	513

Benefits and Expenses (1):
Insurance and annuity benefits	1,654	501	1,153	—	698	331	367	—
Interest credited to policyholders’ account balances	1,736	454	1,282	—	623	182	441	—
Interest expense	104	83	11	10	35	28	4	3
Deferral of acquisition costs	(953)	(903)	(32)	(18)	(275)	(260)	(10)	(5)
Amortization of acquisition costs	569	507	43	19	280	262	11	7
General and administrative expenses (2)	3,686	1,772	712	1,202	1,185	553	247	385

Total benefits and expenses	6,796	2,414	3,169	1,213	2,546	1,096	1,060	390

Adjusted operating income (loss) before income taxes	1,282	322	456	504	43	(191)	111	123

	Nine Months Ended September 30, 2010				Quarter Ended September 30, 2010
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	937	129	808	—	400	49	351	—
Policy charges and fee income	1,206	1,055	151	—	415	365	50	—
Net investment income	3,161	660	2,417	84	1,066	220	815	31
Asset management fees, commissions and other income	2,271	490	499	1,282	795	173	160	462

Total revenues	7,575	2,334	3,875	1,366	2,676	807	1,376	493

Benefits and Expenses (1):
Insurance and annuity benefits	1,681	288	1,393	—	507	(49)	556	—
Interest credited to policyholders’ account balances	1,806	437	1,369	—	558	98	460	—
Interest expense	69	46	13	10	24	16	5	3
Deferral of acquisition costs	(917)	(860)	(39)	(18)	(325)	(308)	(11)	(6)
Amortization of acquisition costs	219	185	15	19	(52)	(64)	6	6
General and administrative expenses (2)	3,236	1,537	699	1,000	1,109	526	241	342

Total benefits and expenses	6,094	1,633	3,450	1,011	1,821	219	1,257	345

Adjusted operating income before income taxes	1,481	701	425	355	855	588	119	148

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	General and administrative expenses for Individual Annuities include $14 million for the nine months ended September 30, 2011 and $7 million for the nine months ended September 30, 2010, $8 million for the quarter ended September 30, 2011 and $(2) million for the quarter ended September 30, 2010 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
102,348	80,519	Beginning total account value	83,593	93,375	102,348	109,969	112,202
15,818	15,543	Sales	5,368	6,108	6,815	4,531	4,472
(5,523)	(5,044)	Surrenders and withdrawals	(1,660)	(1,879)	(1,967)	(1,933)	(1,623)

10,295	10,499	Net sales	3,708	4,229	4,848	2,598	2,849
(816)	(729)	Benefit payments	(260)	(252)	(254)	(290)	(272)

9,479	9,770	Net flows	3,448	3,977	4,594	2,308	2,577
(7,285)	4,260	Change in market value, interest credited, and other (1)	6,756	5,488	3,552	493	(11,330)
(1,663)	(1,174)	Policy charges	(422)	(492)	(525)	(568)	(570)

102,879	93,375	Ending total account value	93,375	102,348	109,969	112,202	102,879

		Fixed Annuities:
3,837	3,452	Beginning total account value	3,766	3,828	3,837	3,841	3,825
53	91	Sales	29	12	18	20	15
(139)	(170)	Surrenders and withdrawals	(44)	(45)	(48)	(45)	(46)

(86)	(79)	Net redemptions	(15)	(33)	(30)	(25)	(31)
(199)	(199)	Benefit payments	(62)	(68)	(67)	(65)	(67)

(285)	(278)	Net flows	(77)	(101)	(97)	(90)	(98)
259	655	Interest credited and other (1)	139	111	102	74	83
(1)	(1)	Policy charges	—	(1)	(1)	—	—

3,810	3,828	Ending total account value	3,828	3,837	3,841	3,825	3,810

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (2):
2,491	2,030	Insurance Agents	694	817	997	758	736
3,383	3,312	Wirehouses	1,101	1,300	1,414	929	1,040
7,318	7,731	Independent Financial Planners	2,618	2,880	3,339	2,057	1,922
2,679	2,561	Bank Distribution	984	1,123	1,083	807	789

15,871	15,634	Total	5,397	6,120	6,833	4,551	4,487

(1)	Includes cumulative reclassifications during the first quarter of 2010 of $267 million from variable annuity to fixed annuity account values to conform presentation of certain contracts in annuitization status to current reporting practices.
(2)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
13,223	14,606	Beginning balance	14,398	13,693	13,223	12,621	12,185
1,401	1,922	Premiums and deposits	691	569	521	391	489
(935)	(1,118)	Surrenders and withdrawals	(352)	(362)	(346)	(294)	(295)

466	804	Net sales	339	207	175	97	194
(255)	(262)	Benefit payments	(86)	(89)	(88)	(85)	(82)

211	542	Net flows	253	118	87	12	112
308	432	Interest credited and other	151	129	106	100	102
(770)	(1,886)	Net transfers (to) from separate account	(1,109)	(716)	(794)	(548)	572
(1)	(1)	Policy charges	—	(1)	(1)	—	—

12,971	13,693	Ending balance	13,693	13,223	12,621	12,185	12,971

		Account Values in Separate Account:
92,962	69,365	Beginning balance	72,961	83,510	92,962	101,189	103,842
14,470	13,712	Premiums and deposits	4,706	5,551	6,312	4,160	3,998
(4,727)	(4,096)	Surrenders and withdrawals	(1,352)	(1,562)	(1,669)	(1,684)	(1,374)

9,743	9,616	Net sales	3,354	3,989	4,643	2,476	2,624
(760)	(666)	Benefit payments	(236)	(231)	(233)	(270)	(257)

8,983	8,950	Net flows	3,118	3,758	4,410	2,206	2,367
(7,334)	4,483	Change in market value, interest credited and other	6,744	5,470	3,548	467	(11,349)
770	1,886	Net transfers (to) from general account	1,109	716	794	548	(572)
(1,663)	(1,174)	Policy charges	(422)	(492)	(525)	(568)	(570)

93,718	83,510	Ending balance	83,510	92,962	101,189	103,842	93,718

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2010		2011
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	9,687	9,873	9,935	9,667	8,844
Guaranteed minimum withdrawal benefits	1,302	1,315	1,296	1,215	1,018
Guaranteed minimum income benefits	4,416	4,532	4,480	4,261	3,580
Guaranteed minimum withdrawal & income benefits	51,457	59,351	66,857	70,349	66,080

Total	66,862	75,071	82,568	85,492	79,522

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	49,721	57,336	64,786	68,273	64,769
Account Values without Auto-Rebalancing Feature	17,141	17,735	17,782	17,219	14,753

Total	66,862	75,071	82,568	85,492	79,522

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,473	1,217	1,227	1,438	4,996
Net Amount at Risk without Auto-Rebalancing Feature	2,406	1,825	1,574	1,622	2,934

Total	3,879	3,042	2,801	3,060	7,930

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2010		2011
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	62,940	69,982	76,405	78,748	72,971
Net amount at risk	1,666	1,132	929	918	3,238
Minimum return, anniversary contract value, or maximum contract value:
Account value	27,236	29,047	30,216	30,191	27,022
Net amount at risk	5,254	4,327	3,871	3,958	6,751

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	49,721	57,336	64,786	68,273	64,769
Account Values without Auto-Rebalancing Feature	40,455	41,693	41,835	40,666	35,224

Total	90,176	99,029	106,621	108,939	99,993

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	672	592	557	591	3,042
Net Amount at Risk without Auto-Rebalancing Feature	6,248	4,867	4,243	4,285	6,947

Total	6,920	5,459	4,800	4,876	9,989

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
141,313	126,345	Beginning total account value	125,176	135,248	141,313	145,977	146,580
12,942	14,897	Deposits and sales	5,255	4,369	4,848	4,128	3,966
(13,267)	(11,418)	Withdrawals and benefits	(3,167)	(5,386)	(4,927)	(4,214)	(4,126)
(6,790)	5,424	Change in market value, interest credited and interest income	7,984	7,082	4,743	689	(12,222)

134,198	135,248	Ending total account value	135,248	141,313	145,977	146,580	134,198

(325)	3,479	Net additions (withdrawals)	2,088	(1,017)	(79)	(86)	(160)

		Stable value account values included above	39,022	39,142	39,062	39,828	40,889

		Institutional Investment Products:
64,183	51,908	Beginning total account value	55,965	59,062	64,183	68,892	74,131
16,948	8,644	Additions	3,076	6,654	5,785	5,592	5,571
(4,066)	(5,781)	Withdrawals and benefits (1)	(1,640)	(1,177)	(1,128)	(1,437)	(1,501)
3,848	3,545	Change in market value, interest credited and interest income	1,298	(175)	482	1,190	2,176
(400)	746	Other (2)	363	(181)	(430)	(106)	136

80,513	59,062	Ending total account value	59,062	64,183	68,892	74,131	80,513

12,882	2,863	Net additions	1,436	5,477	4,657	4,155	4,070

(1)	Includes $(240) million, $(67) million, $(34) million, $(18) million and $(16) million for the three months ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011 respectively, and $(68) million, $(685) million for the nine months ended September 30, 2011 and 2010, respectively, for the representing transfers of client balances managed by the Company to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(2)	“Other” activity includes transfers to the Asset Management segment of $(118) million, $(402) million and $(13) million for the three months ended December 31, 2010, March 31, 2011 and June 30, 2011, respectively and $(415) million and $(46) million for the nine months ended September 30, 2011 and 2010 respectively. “Other” activity also includes $240 million, $67 million, $34 million, $18 million and $16 million, for the three months ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011, respectively, $68 million and $685 million for the nine months ended September 30, 2011 and 2010, respectively, related to transfers discussed above in note 1. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2010		2011
2011	2010			3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
1,091	935	17%	Asset management fees	320	338	356	368	367
241	142	70%	Incentive, transaction, principal investing and commercial mortgage revenues	62	68	57	149	35
385	289	33%	Service, distribution and other revenues	111	116	135	139	111

1,717	1,366	26%	Total Asset Management segment revenues	493	522	548	656	513

			Analysis of asset management fees by source:
530	463	14%	Institutional customers	159	163	174	178	178
319	255	25%	Retail customers	87	98	104	108	107
242	217	12%	General account	74	77	78	82	82

1,091	935	17%	Total asset management fees	320	338	356	368	367

Supplementary Assets Under Management Information (in billions):
	September 30, 2011
	Equity	Fixed Income	Real Estate	Total
Institutional customers	42.2	189.6	27.0	258.8
Retail customers	63.7	45.0	1.4	110.1
General account	3.8	225.4	1.3	230.5

Total	109.7	460.0	29.7	599.4

	September 30, 2010
	Equity	Fixed Income	Real Estate	Total
Institutional customers	46.7	152.4	23.0	222.1
Retail customers	64.1	27.1	1.5	92.7
General account	3.8	198.6	0.9	203.3

Total	114.6	378.1	25.4	518.1

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
197.6	152.1	Beginning assets under management	167.3	184.1	197.6	209.2	218.9
33.8	33.9	Additions	11.0	16.6	12.4	10.8	10.6
(20.8)	(15.2)	Withdrawals	(5.2)	(6.7)	(6.5)	(5.8)	(8.5)
10.9	13.9	Change in market value	11.0	3.0	5.4	4.7	0.8
(0.3)	(0.6)	Net money market flows	—	0.1	(0.1)	—	(0.2)
0.4	—	Other (1)	—	0.5	0.4	—	—

221.6	184.1	Ending assets under management	184.1	197.6	209.2	218.9	221.6
37.2	38.0	Affiliated institutional assets under management	38.0	37.7	37.0	37.3	37.2

258.8	222.1	Total assets managed for institutional customers at end of period	222.1	235.3	246.2	256.2	258.8

13.0	18.7	Net institutional additions, excluding money market activity	5.8	9.9	5.9	5.0	2.1

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
61.6	51.1	Beginning assets under management	49.1	55.5	61.6	66.2	66.8
17.3	15.7	Additions	4.1	5.3	6.1	5.0	6.2
(15.0)	(10.5)	Withdrawals	(2.9)	(4.1)	(4.1)	(5.2)	(5.7)
(4.6)	1.8	Change in market value	5.2	4.9	3.0	0.8	(8.4)
—	(2.6)	Net money market flows	—	—	—	—	—
(0.4)	—	Other (2)	—	—	(0.4)	—	—

58.9	55.5	Ending assets under management	55.5	61.6	66.2	66.8	58.9
51.2	37.2	Affiliated retail assets under management	37.2	39.6	42.6	42.5	51.2

110.1	92.7	Total assets managed for retail customers at end of period	92.7	101.2	108.8	109.3	110.1

2.3	5.2	Net retail additions (withdrawals), excluding money market activity	1.2	1.2	2.0	(0.2)	0.5

(1)	Other activity includes acquisition of an asset management rights contract of $0.5 billion during the fourth quarter of 2010. “Other” activity during the first quarter of 2011 represents transfers from the Retirement Segment as a result of a change in client contract form.
(2)	Amounts in the first quarter 2011 represent a reclassification of certain fund balances to affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2010		2011
2011	2010			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
4,103	3,682	11%	Premiums	1,320	1,239	1,360	1,361	1,382
1,088	1,081	1%	Policy charges and fee income	300	372	385	384	319
1,246	1,163	7%	Net investment income	399	408	407	418	421
246	243	1%	Asset management fees, commissions and other income	85	85	79	86	81

6,683	6,169	8%	Total revenues	2,104	2,104	2,231	2,249	2,203

			Benefits and Expenses (1):
4,501	4,059	11%	Insurance and annuity benefits	1,428	1,319	1,510	1,453	1,538
392	380	3%	Interest credited to policyholders’ account balances	130	131	128	130	134
141	117	21%	Interest expense	45	45	45	48	48
(330)	(337)	2%	Deferral of acquisition costs	(110)	(105)	(103)	(112)	(115)
135	155	-13%	Amortization of acquisition costs	(61)	88	93	107	(65)
1,320	1,280	3%	General and administrative expenses	421	426	422	444	454

6,159	5,654	9%	Total benefits and expenses	1,853	1,904	2,095	2,070	1,994

524	515	2%	Adjusted operating income before income taxes	251	200	136	179	209

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2011			Quarter Ended September 30, 2011
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,103	537	3,566	1,382	182	1,200
Policy charges and fee income	1,088	694	394	319	156	163
Net investment income	1,246	729	517	421	248	173
Asset management fees, commissions and other income	246	171	75	81	57	24

Total revenues	6,683	2,131	4,552	2,203	643	1,560

Benefits and Expenses (1):
Insurance and annuity benefits	4,501	868	3,633	1,538	303	1,235
Interest credited to policyholders’ account balances	392	222	170	134	77	57
Interest expense	141	141	—	48	48	—
Deferral of acquisition costs	(330)	(287)	(43)	(115)	(101)	(14)
Amortization of acquisition costs	135	116	19	(65)	(71)	6
General and administrative expenses	1,320	700	620	454	242	212

Total benefits and expenses	6,159	1,760	4,399	1,994	498	1,496

Adjusted operating income before income taxes	524	371	153	209	145	64

	Nine Months Ended September 30, 2010			Quarter Ended September 30, 2010
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,682	534	3,148	1,320	181	1,139
Policy charges and fee income	1,081	709	372	300	166	134
Net investment income	1,163	666	497	399	230	169
Asset management fees, commissions and other income	243	167	76	85	61	24

Total revenues	6,169	2,076	4,093	2,104	638	1,466

Benefits and Expenses (1):
Insurance and annuity benefits	4,059	844	3,215	1,428	265	1,163
Interest credited to policyholders’ account balances	380	212	168	130	73	57
Interest expense	117	117	—	45	45	—
Deferral of acquisition costs	(337)	(302)	(35)	(110)	(97)	(13)
Amortization of acquisition costs	155	139	16	(61)	(67)	6
General and administrative expenses	1,280	697	583	421	229	192

Total benefits and expenses	5,654	1,707	3,947	1,853	448	1,405

Adjusted operating income before income taxes	515	369	146	251	190	61

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

21	16	Variable life	6	7	7	6	8
66	57	Universal life	20	20	23	22	21
116	120	Term life	38	40	35	40	41

203	193	Total	64	67	65	68	70

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

62	62	Prudential Agents	20	22	20	21	21
141	131	Third party distribution	44	45	45	47	49

203	193	Total	64	67	65	68	70

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
8,767	8,081	Beginning balance	8,305	8,548	8,767	8,968	9,080
1,177	1,140	Premiums and deposits	389	367	402	374	401
(581)	(597)	Surrenders and withdrawals	(208)	(198)	(180)	(217)	(184)

596	543	Net sales	181	169	222	157	217
(170)	(145)	Benefit payments	(41)	(52)	(51)	(49)	(70)

426	398	Net flows	140	117	171	108	147
208	158	Interest credited and other	139	133	62	20	126
228	189	Net transfers from separate account	57	62	61	74	93
(271)	(278)	Policy charges	(93)	(93)	(93)	(90)	(88)

9,358	8,548	Ending balance	8,548	8,767	8,968	9,080	9,358

		Separate Account Liabilities:
17,156	15,692	Beginning balance	14,861	16,079	17,156	17,749	17,544
681	788	Premiums and deposits	319	243	220	215	246
(544)	(450)	Surrenders and withdrawals	(162)	(145)	(161)	(255)	(128)

137	338	Net sales (redemptions)	157	98	59	(40)	118
(29)	(22)	Benefit payments	(6)	(11)	(13)	(11)	(5)

108	316	Net flows	151	87	46	(51)	113
(1,023)	780	Change in market value, interest credited and other	1,298	1,222	777	90	(1,890)
(228)	(189)	Net transfers to general account	(57)	(62)	(61)	(74)	(93)
(507)	(520)	Policy charges	(174)	(169)	(169)	(170)	(168)

15,506	16,079	Ending balance	16,079	17,157	17,749	17,544	15,506

		FACE AMOUNT IN FORCE (3):

		Variable life	118,274	118,078	117,538	116,024	113,349
		Universal life	36,691	37,481	38,190	38,896	39,644
		Term life	452,133	457,014	460,683	466,129	468,885

		Total	607,098	612,573	616,411	621,049	621,878

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		Individual Life Insurance:

		Policy Surrender Experience:
623	525	Cash value of surrenders	183	172	189	286	148
4.1%	3.1%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.3%	2.9%	3.1%	4.7%	2.5%

		Death benefits per $1,000 of in force (1):
4.66	4.52	Variable and universal life	4.75	3.89	5.15	3.73	5.00
1.13	1.07	Term life	1.11	1.06	1.12	1.06	1.21
2.82	2.74	Total, Individual Life Insurance	2.85	2.45	3.05	2.34	3.03

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
437	364	Group life	84	82	392	22	23
167	134	Group disability (1)	26	27	108	30	29

604	498	Total	110	109	500	52	52

		Future Policy Benefits (2):
		Group life	2,122	2,262	2,233	2,202	2,184
		Group disability (1)	1,376	1,453	1,560	1,621	1,676

		Total	3,498	3,715	3,793	3,823	3,860

		Policyholders’ Account Balances (2):
		Group life	6,692	6,863	6,943	7,075	7,027
		Group disability (1)	175	182	174	179	187

		Total	6,867	7,045	7,117	7,254	7,214

		Separate Account Liabilities (2):
		Group life	19,232	19,271	19,292	20,027	19,148
		Group disability (1)	—	—	—	—	—

		Total	19,232	19,271	19,292	20,027	19,148

		Group Life Insurance:
3,162	2,777	Gross premiums, policy charges and fee income (3)	945	944	1,066	1,046	1,050
3,066	2,683	Earned premiums, policy charges and fee income	989	856	1,010	992	1,064
90.6%	90.8%	Benefits ratio	89.0%	86.1%	92.3%	90.4%	89.3%
8.2%	8.8%	Administrative operating expense ratio	8.5%	8.8%	8.1%	7.9%	8.5%
		Persistency ratio	92.2%	92.1%	97.2%	96.6%	96.2%

		Group Disability Insurance (1):
909	850	Gross premiums, policy charges and fee income (3)	287	315	301	304	304
894	837	Earned premiums, policy charges and fee income	284	309	299	296	299
95.4%	93.1%	Benefits ratio	99.7%	99.0%	94.3%	97.0%	95.0%
21.6%	22.0%	Administrative operating expense ratio	21.3%	19.4%	21.6%	21.4%	21.7%
		Persistency ratio	92.9%	92.1%	93.3%	91.6%	89.7%

(1)	Group disability amounts include long-term care and dental products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
3,392	2,449	Beginning balance	2,150	2,600	3,392	3,673	3,697
903	860	Capitalization	308	354	379	264	260
(507)	(185)	Amortization - operating results	64	(75)	(99)	(146)	(262)
(1,358)	(347)	Amortization - realized investment gains and losses	142	362	18	(94)	(1,282)
(34)	(177)	Impact of unrealized (gains) or losses on AFS securities	(64)	151	(1)	—	(33)
(16)	—	Other (1)	—	—	(16)	—	—

2,380	2,600	Ending balance	2,600	3,392	3,673	3,697	2,380

		INDIVIDUAL LIFE INSURANCE:
4,261	4,179	Beginning balance	4,032	4,129	4,261	4,272	4,217
287	302	Capitalization	97	94	89	97	101
(116)	(139)	Amortization - operating results	67	(79)	(86)	(101)	71
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(127)	(213)	Impact of unrealized (gains) or losses on AFS securities	(67)	117	8	(51)	(84)

4,305	4,129	Ending balance	4,129	4,261	4,272	4,217	4,305

		GROUP INSURANCE:
392	371	Beginning balance	383	390	392	399	408
43	35	Capitalization	13	11	14	15	14
(19)	(16)	Amortization - operating results	(6)	(9)	(7)	(6)	(6)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

416	390	Ending balance	390	392	399	408	416

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,348	1,117	Beginning balance	955	1,094	1,348	1,431	1,415
279	322	Capitalization	102	109	121	86	72
(221)	(143)	Amortization - operating results	(5)	(53)	(56)	(60)	(105)
(493)	(162)	Amortization - realized investment gains and losses	50	143	6	(44)	(455)
(14)	(40)	Impact of unrealized (gains) or losses on AFS securities	(8)	55	(4)	2	(12)
16	—	Other (1)	—	—	16	—	—

915	1,094	Ending balance	1,094	1,348	1,431	1,415	915

(1)	“Other” activity for the first quarter of 2011 reflects a reclassification between the balances, as of January 1, 2011, of deferred policy acquisition costs and deferred sales inducements for Individual Annuities due to a refinement in methodology for allocating such balances.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2010		2011
2011	2010			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
11,025	6,702	65%	Premiums	2,253	2,414	3,267	3,912	3,846
406	298	36%	Policy charges and fee income	107	109	113	143	150
2,752	1,807	52%	Net investment income	642	662	765	961	1,026
320	140	129%	Asset management fees, commissions and other income	40	88	183	33	104

14,503	8,947	62%	Total revenues	3,042	3,273	4,328	5,049	5,126

			Benefits and Expenses (1):
8,910	5,386	65%	Insurance and annuity benefits	1,801	1,929	2,706	3,170	3,034
702	412	70%	Interest credited to policyholders’ account balances	148	150	161	249	292
1	2	-50%	Interest expense	1	1	—	1	—
(1,649)	(1,023)	-61%	Deferral of acquisition costs	(357)	(379)	(422)	(603)	(624)
834	643	30%	Amortization of acquisition costs	215	212	250	287	297
3,692	2,030	82%	General and administrative expenses	694	772	961	1,355	1,376

12,490	7,450	68%	Total benefits and expenses	2,502	2,685	3,656	4,459	4,375

2,013	1,497	34%	Adjusted operating income before income taxes	540	588	672	590	751

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2011			Quarter Ended September 30, 2011
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	11,025	4,794	6,231	3,846	1,615	2,231
Policy charges and fee income	406	279	127	150	98	52
Net investment income	2,752	1,076	1,676	1,026	378	648
Asset management fees, commissions and other income	320	(24)	344	104	(15)	119

Total revenues	14,503	6,125	8,378	5,126	2,076	3,050

Benefits and Expenses (1):
Insurance and annuity benefits	8,910	3,943	4,967	3,034	1,325	1,709
Interest credited to policyholders’ account balances	702	184	518	292	66	226
Interest expense	1	—	1	—	—	—
Deferral of acquisition costs	(1,649)	(764)	(885)	(624)	(256)	(368)
Amortization of acquisition costs	834	477	357	297	166	131
General and administrative expenses	3,692	1,252	2,440	1,376	418	958

Total benefits and expenses	12,490	5,092	7,398	4,375	1,719	2,656

Adjusted operating income before income taxes	2,013	1,033	980	751	357	394

	Nine Months Ended September 30, 2010			Quarter Ended September 30, 2010
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	6,702	4,171	2,531	2,253	1,411	842
Policy charges and fee income	298	239	59	107	86	21
Net investment income	1,807	920	887	642	326	316
Asset management fees, commissions and other income	140	28	112	40	6	34

Total revenues	8,947	5,358	3,589	3,042	1,829	1,213

Benefits and Expenses (1):
Insurance and annuity benefits	5,386	3,383	2,003	1,801	1,150	651
Interest credited to policyholders’ account balances	412	159	253	148	59	89
Interest expense	2	1	1	1	—	1
Deferral of acquisition costs	(1,023)	(665)	(358)	(357)	(227)	(130)
Amortization of acquisition costs	643	430	213	215	147	68
General and administrative expenses	2,030	1,109	921	694	377	317

Total benefits and expenses	7,450	4,417	3,033	2,502	1,506	996

Adjusted operating income before income taxes	1,497	941	556	540	323	217

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		Japanese Yen Basis Results:
		Revenues (1):
¥389,737	¥368,756	Japanese insurance operations excluding Gibraltar Life	¥122,270	¥121,126	¥138,200	¥122,889	¥128,648
685,348	323,227	Gibraltar Life and Other Operations	107,381	115,475	171,976	257,054	256,318

1,075,085	691,983	Total revenues, yen basis	229,651	236,601	310,176	379,943	384,966

		Benefits and Expenses (1):
314,360	295,770	Japanese insurance operations excluding Gibraltar Life	98,175	96,878	113,597	97,084	103,679
606,771	267,253	Gibraltar Life and Other Operations	85,946	93,126	154,260	235,846	216,665

921,131	563,023	Total benefits and expenses, yen basis	184,121	190,004	267,857	332,930	320,344

		Adjusted operating income (2):
75,377	72,986	Japanese insurance operations excluding Gibraltar Life	24,095	24,248	24,603	25,805	24,969
78,577	55,974	Gibraltar Life and Other Operations	21,435	22,349	17,716	21,208	39,653

¥153,954	¥128,960	Total adjusted operating income, yen basis	¥45,530	¥46,597	¥42,319	¥47,013	¥64,622

		U.S. Dollar adjusted operating income (3):
$865	$769	Japanese insurance operations excluding Gibraltar Life and Other Operations	$259	$265	$281	$294	$290
980	556	Gibraltar Life and Other Operations	217	260	342	244	394

1,845	1,325	Total adjusted operating income, U.S. dollar basis	476	525	623	538	684
168	172	All other (4)	64	63	49	52	67

$2,013	$1,497	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$540	$588	$672	$590	$751

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests. Revenues and benefits and expenses exclude non-Japanese operations.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging and non-Japanese operations.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2010		2011
2011	2010		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
3,899	3,347	Japan, excluding Gibraltar Life	1,137	1,182	1,378	1,210	1,311
6,358	2,590	Gibraltar Life	863	946	1,628	2,447	2,283
1,174	1,063	All other countries	360	395	374	398	402

11,431	7,000	Total	2,360	2,523	3,380	4,055	3,996

		Annualized new business premiums:
609	499	Japan, excluding Gibraltar Life	178	191	224	176	209
1,487	618	Gibraltar Life	234	256	373	544	570
247	189	All other countries	64	85	83	82	82

2,343	1,306	Total	476	532	680	802	861

		Annualized new business premiums by distribution channel:
856	688	Life Planners	242	276	307	258	291
699	364	Gibraltar Life Advisors	122	123	160	270	269
451	226	Banks	92	106	135	143	173
337	28	Independent Agency	20	27	78	131	128

2,343	1,306	Total	476	532	680	802	861

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
3,528	3,274	Japan, excluding Gibraltar Life	1,076	1,090	1,267	1,106	1,155
5,688	2,544	Gibraltar Life	828	869	1,480	2,197	2,011
1,082	1,048	All other countries	359	375	349	362	371

10,298	6,866	Total	2,263	2,334	3,096	3,665	3,537

		Annualized new business premiums:
559	489	Japan, excluding Gibraltar Life	170	178	208	163	188
1,363	612	Gibraltar Life	228	242	347	499	517
228	185	All other countries	63	81	78	75	75

2,150	1,286	Total	461	501	633	737	780

		Annualized new business premiums by distribution channel:
787	674	Life Planners	233	259	286	238	263
638	361	Gibraltar Life Advisors	119	114	148	247	243
424	224	Banks	90	104	128	134	162
301	27	Independent Agency	19	24	71	118	112

2,150	1,286	Total	461	501	633	737	780

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 92 per U.S. dollar; Korean won 1190 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2010		2011
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	295	298	300	302	304
Gibraltar Life (3)	212	213	351	349	352
All other countries	99	99	101	101	102

Total	606	610	752	752	758

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,515	2,549	2,590	2,616	2,647
Gibraltar Life (3)	3,884	3,903	7,457	7,430	7,459
All other countries	1,481	1,504	1,522	1,536	1,555

Total	7,880	7,956	11,569	11,582	11,661

International life insurance policy persistency: (4)

Excluding Gibraltar Life:
13 months	92.0%	92.2%	92.1%	92.2%	92.7%
25 months	84.7%	84.5%	84.6%	84.7%	85.1%

Gibraltar Life:
13 months	92.4%	92.4%	92.4%	92.7%	93.0%
25 months	84.1%	84.7%	85.3%	85.5%	85.8%

Number of Life Planners at end of period:
Japan	3,126	3,122	3,150	3,106	3,144
All other countries	3,482	3,443	3,431	3,462	3,555

Total life planners	6,608	6,565	6,581	6,568	6,699

Gibraltar Life Advisors (5)	5,913	6,281	13,227	13,353	12,936

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 92 per U.S. dollar; Korean won 1190 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Includes Star/Edison business from February 1, 2011 date of acquisition, amounting to face amount of $135 billion and 3.529 million individual policies as of that date.
(4)	Excludes acquired Star/Edison business.
(5)	Includes Life Advisors associated with acquired businesses of Star/Edison commencing as of February 1, 2011 date of acquisition, totalling 7,269 life advisors as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2011				December 31, 2010
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated	Closed Block Business	Financial Services Businesses
			Amount	% of Total	Portfolio		Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	207,305	30,781	176,524	64.3%	155,076	30,499	124,577	59.3%
Public, held to maturity, at amortized cost	3,832	—	3,832	1.4%	3,940	—	3,940	1.9%
Private, available for sale, at fair value	42,703	16,229	26,474	9.6%	37,786	14,678	23,108	11.0%
Private, held to maturity, at amortized cost	1,363	—	1,363	0.5%	1,286	—	1,286	0.6%
Trading account assets supporting insurance liabilities, at fair value	19,535	—	19,535	7.1%	17,771	—	17,771	8.5%
Other trading account assets, at fair value	2,579	325	2,254	0.8%	1,376	156	1,220	0.6%
Equity securities, available for sale, at fair value	7,450	2,901	4,549	1.7%	7,728	3,593	4,135	2.0%
Commercial mortgage and other loans	33,480	9,086	24,394	8.9%	30,408	8,507	21,901	10.4%
Policy loans	11,483	5,307	6,176	2.3%	10,667	5,377	5,290	2.5%
Other long-term investments (1)	6,427	1,984	4,443	1.6%	4,570	1,582	2,988	1.4%
Short-term investments (2)	6,340	1,143	5,197	1.8%	4,862	1,164	3,698	1.8%

Subtotal (3)	342,497	67,756	274,741	100.0%	275,470	65,556	209,914	100.0%

Invested assets of other entities and operations (4)	10,063	—	10,063		8,442	—	8,442

Total investments	352,560	67,756	284,804		283,912	65,556	218,356

Fixed Maturities by Credit Quality (3):

	September 30, 2011					December 31, 2010
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)
1	151,685	10,566	1,907	160,344	88.8%	105,068	6,278	1,240	110,106	85.5%
2	15,662	1,213	718	16,157	8.9%	14,129	892	585	14,436	11.2%

Subtotal - High or Highest Quality Securities	167,347	11,779	2,625	176,501	97.7%	119,197	7,170	1,825	124,542	96.7%

3	3,275	49	513	2,811	1.5%	2,753	100	208	2,645	2.1%
4	1,063	24	232	855	0.5%	1,067	24	206	885	0.7%
5	434	13	155	292	0.2%	630	21	211	440	0.3%
6	195	15	91	119	0.1%	271	28	89	210	0.2%

Subtotal - Other Securities	4,967	101	991	4,077	2.3%	4,721	173	714	4,180	3.3%

Total	172,314	11,880	3,616	180,578	100.0%	123,918	7,343	2,539	128,722	100.0%

Private Fixed Maturities:
NAIC Rating (5)
1	6,835	717	89	7,463	26.7%	6,226	511	90	6,647	27.2%
2	15,648	1,239	382	16,505	59.2%	13,264	792	341	13,715	56.1%

Subtotal - High or Highest Quality Securities	22,483	1,956	471	23,968	85.9%	19,490	1,303	431	20,362	83.3%

3	2,511	122	68	2,565	9.2%	2,467	104	63	2,508	10.3%
4	798	17	24	791	2.8%	948	26	44	930	3.8%
5	455	11	27	439	1.6%	518	21	17	522	2.1%
6	98	51	9	140	0.5%	95	29	6	118	0.5%

Subtotal - Other Securities	3,862	201	128	3,935	14.1%	4,028	180	130	4,078	16.7%

Total	26,345	2,157	599	27,903	100.0%	23,518	1,483	561	24,440	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments have virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of brokerage, trading and banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of September 30, 2011 and December 31, 2010, respectively, 142 securities with amortized cost of $1,474 million (fair value $1,584 million) and 177 securities with amortized cost of $1,787 million (fair value, $1,820 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2011		December 31, 2010
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available for sale, at fair value	109,811	79.3%	60,115	74.9%
Public, held to maturity, at amortized cost	3,832	2.8%	3,940	4.9%
Private, available for sale, at fair value	4,791	3.5%	3,304	4.1%
Private, held to maturity, at amortized cost	1,363	1.0%	1,286	1.6%
Trading account assets supporting insurance liabilities, at fair value	1,730	1.2%	1,518	1.9%
Other trading account assets, at fair value	1,633	1.2%	702	0.9%
Equity securities, available for sale, at fair value	2,165	1.6%	1,612	2.0%
Commercial mortgage and other loans	5,583	4.0%	4,202	5.2%
Policy loans	2,840	2.0%	2,083	2.6%
Other long-term investments (2)	3,560	2.6%	1,320	1.6%
Short-term investments	1,165	0.8%	211	0.3%

Total	138,473	100.0%	80,293	100.0%

	September 30, 2011		December 31, 2010
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available for sale, at fair value	66,713	49.0%	64,462	49.7%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	21,683	15.9%	19,804	15.3%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	17,805	13.1%	16,253	12.5%
Other trading account assets, at fair value	621	0.5%	518	0.4%
Equity securities, available for sale, at fair value	2,384	1.7%	2,523	1.9%
Commercial mortgage and other loans	18,811	13.8%	17,699	13.7%
Policy loans	3,336	2.4%	3,207	2.5%
Other long-term investments (2)	883	0.6%	1,668	1.3%
Short-term investments	4,032	3.0%	3,487	2.7%

Total	136,268	100.0%	129,621	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.81%	1,825	(84)	4.29%	1,501	(10)
Equity securities	5.78%	62	(82)	6.48%	55	3
Commercial mortgage and other loans	5.31%	262	26	5.85%	250	29
Policy loans	4.72%	72	—	5.10%	64	—
Short-term investments and cash equivalents	0.36%	12	—	0.34%	10	1
Other investments	3.91%	68	2,353	5.05%	51	(72)

Gross investment income before investment expenses	3.81%	2,301	2,213	4.27%	1,931	(49)
Investment expenses	-0.12%	(59)	—	-0.14%	(53)	—

Subtotal	3.69%	2,242	2,213	4.13%	1,878	(49)

Investment results of other entities and operations (2)		301	75		325	13
Less, investment income related to adjusted operating income reconciling items		2			(3)

Total		2,545	2,288		2,200	(36)

	Nine Months Ended September 30
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)(4)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.88%	5,214	(114)	4.31%	4,395	(344)
Equity securities	6.27%	185	(97)	6.56%	164	3
Commercial mortgage and other loans	5.44%	763	47	5.74%	712	57
Policy loans	4.70%	205	—	4.93%	178	—
Short-term investments and cash equivalents	0.39%	37	—	0.30%	27	1
Other investments	4.35%	215	2,463	4.25%	131	1,673

Gross investment income before investment expenses	3.89%	6,619	2,299	4.24%	5,607	1,390
Investment expenses	-0.12%	(172)	—	-0.14%	(153)	—

Subtotal	3.77%	6,447	2,299	4.10%	5,454	1,390

Investment results of other entities and operations (2)		929	162		927	54
Less, investment income related to adjusted operating income reconciling items		—			1

Total		7,376	2,461		6,382	1,444

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(4)	Yields are weighted for seven months of income and assets related to the Star and Edison businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2011			2010
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains /
	Yield (1)	Amount		Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.75%	774	(115)	2.83%	445	(61)
Equity securities	3.70%	21	(75)	3.33%	13	(5)
Commercial mortgage and other loans	4.07%	55	4	4.59%	44	4
Policy loans	3.51%	24	—	3.86%	19	—
Short-term investments and cash equivalents	0.67%	7	—	0.19%	1	—
Other investments (3)	4.26%	54	539	7.18%	41	79

Gross investment income before investment expenses	2.83%	935	353	3.03%	563	17
Investment expenses	-0.11%	(37)	—	-0.14%	(26)	—

Total	2.72%	898	353	2.89%	537	17

	Nine Months Ended September 30
	2011			2010
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (1)(2)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	2.68%	2,047	(237)	2.79%	1,268	(397)
Equity securities	3.52%	56	(121)	2.97%	34	(66)
Commercial mortgage and other loans	4.11%	155	13	4.61%	128	12
Policy loans	3.40%	66	—	3.80%	52	—
Short-term investments and cash equivalents	0.72%	20	1	0.26%	3	—
Other investments (3)	4.22%	144	405	5.28%	90	300

Gross investment income before investment expenses	2.77%	2,488	61	2.94%	1,575	(151)
Investment expenses	-0.12%	(105)	—	-0.14%	(77)	—

Total	2.65%	2,383	61	2.80%	1,498	(151)

(1)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Yields are weighted for seven months of income and assets related to the Star and Edison businesses.
(3)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2011			2010
	Investment Income		Realized Gains /	Investment Income		Realized Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.33%	1,051	31	5.48%	1,056	51
Equity securities	8.13%	41	(7)	9.05%	42	8
Commercial loans	5.78%	207	22	6.22%	206	25
Policy loans	5.72%	48	—	5.88%	45	—
Short-term investments and cash equivalents	0.24%	5	—	0.37%	9	1
Other investments	3.02%	14	1,814	2.36%	10	(151)

Gross investment income before investment expenses	5.01%	1,366	1,860	5.13%	1,368	(66)
Investment expenses	-0.12%	(22)	—	-0.14%	(27)	—

Total	4.89%	1,344	1,860	4.99%	1,341	(66)

	Nine Months Ended September 30
	2011			2010
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (2)	Amount	(Losses)	Yield (2)	Amount	(Losses)
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.44%	3,167	123	5.53%	3,127	53
Equity securities	9.47%	129	24	9.61%	130	69
Commercial mortgage and other loans	5.93%	608	34	6.07%	584	45
Policy loans	5.75%	139	—	5.63%	126	—
Short-term investments and cash equivalents	0.26%	17	(1)	0.30%	24	1
Other investments	4.63%	71	2,058	2.98%	41	1,373

Gross investment income before investment expenses	5.13%	4,131	2,238	5.12%	4,032	1,541
Investment expenses	-0.13%	(67)	—	-0.14%	(76)	—

Total	5.00%	4,064	2,238	4.98%	3,956	1,541

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

INDIVIDUAL ANNUITIES - LINE ITEM IMPACT OF THIRD QUARTER 2010 AND 2011 ACTUARIAL UPDATES

(in millions)

	Insurance and Annuity Benefits		Interest Credited to Policyholders’ Account Balances		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Third Quarter 2010	Third Quarter 2011	Third Quarter 2010	Third Quarter 2011	Third Quarter 2010	Third Quarter 2011	Third Quarter 2010	Third Quarter 2011	Third Quarter 2010	Third Quarter 2011
Actuarial Item:

Annual review of assumptions including: actual and expected fund performance, persistency, investment margins, costs associated with guaranteed benefits, and other elements of gross profits.	(139)	230	(59)	59	(164)	144	(6)	6	368	(439)

Reported amount	(49)	331	98	182	(64)	262	526	553

Amount excluding impact of items indicated above	90	101	157	123	100	118	532	547

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

INDIVIDUAL LIFE - LINE ITEM IMPACT OF THIRD QUARTER 2010 AND 2011 ACTUARIAL UPDATES

(in millions)

	Policy Charges and Fee Income (1)		Insurance and Annuity Benefits (2)		Amortization of Deferred Policy Acquisition Costs		Pre-Tax Adjusted Operating Income
	Third Quarter 2010	Third Quarter 2011	Third Quarter 2010	Third Quarter 2011	Third Quarter 2010	Third Quarter 2011	Third Quarter 2010	Third Quarter 2011
Actuarial Item:

Annual review of assumptions for mortality, persistency, premium payment pattern, and other elements of expected gross profits, and guaranteed minimum death benefits	(101)	(125)	(27)	(4)	(126)	(196)	52	75

Reported amount	166	156	265	303	(67)	(71)

Amount excluding impact of items indicated above	267	281	292	307	59	125

(1)	Includes unearned revenue reserve, subject to amortization based on gross profits.
(2)	Includes terminal dividend reserve, accumulated over estimated contract period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products and dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax , for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 11.87% for the nine months ended September 30, 2011, 12.16% for the nine months ended September 30, 2010, 17.58% for the three months ended September 30, 2011, 10.14% for the three months ended June 30, 2011, 7.50% for the three months ended March 31, 2011, 2.63% for the three months ended December 31, 2010, and 15.60% for the three months ended September 30, 2010.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 75% of Junior Subordinated Notes supporting capital needs, we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2011

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of November 2, 2011

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of November 2, 2011

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:
Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.